BNY Mellon Global Real Return Fund
CONSOLIDATED STATEMENT OF INVESTMENTS
July 31, 2025 (Unaudited)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 33.0%
Australia — 1.7%
Australia Government Bond, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/2037	17,370,000	10,533,470
New South Wales Treasury Corp., Govt. Gtd. Notes	AUD	5.25	2/24/2038	6,560,000	4,236,441
					14,769,911
Cayman Islands — .3%
Sable International Finance Ltd., Sr. Scd. Notes(b)		7.13	10/15/2032	2,184,000	2,186,551
Colombia — .3%
Ecopetrol SA, Sr. Unscd. Notes		8.38	1/19/2036	2,170,000	2,144,311
France — .9%
Electricite de France SA, Jr. Sub. Notes(c)	EUR	3.38	6/15/2030	2,400,000	2,645,769
Opal Bidco SAS, Sr. Scd. Bonds	EUR	5.50	3/31/2032	4,251,000	5,002,103
					7,647,872
Germany — .6%
Dynamo Newco II GmbH, Sr. Scd. Bonds	EUR	6.25	10/15/2031	2,211,000	2,636,908
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,200,000	2,516,066
					5,152,974
Hungary — .2%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	1,458,000	1,566,379
Indonesia — 1.1%
Indonesia Treasury Bond, Bonds, Ser. FR91	IDR	6.38	4/15/2032	111,041,000,000	6,731,789
Indonesia Treasury Bond, Bonds, Ser. FR96	IDR	7.00	2/15/2033	46,350,000,000	2,897,896
					9,629,685
Italy — 1.2%
Fibercop SpA, Sr. Scd. Bonds	EUR	4.75	6/30/2030	486,000	565,730
Intesa Sanpaolo SpA, Sr. Notes		7.20	11/28/2033	3,801,000	4,277,701
UniCredit SpA, Jr. Sub. Notes(c)	EUR	7.50	6/3/2026	4,422,000	5,241,934
					10,085,365
Japan — .1%
SoftBank Group Corp., Sr. Unscd. Bonds	EUR	5.88	7/10/2031	847,000	1,002,684
Luxembourg — .2%
Millicom International Cellular SA, Sr. Unscd. Notes		4.50	4/27/2031	1,543,000	1,423,061
Mexico — 3.7%
Cemex SAB de CV, Sub. Notes(c)		7.20	6/10/2030	3,496,000	3,573,611
Mexican Bonos, Bonds, Ser. M	MXN	7.75	5/29/2031	564,010,000	28,389,903
					31,963,514
Multi-National — .1%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Bonds	EUR	4.75	6/15/2031	905,000	1,046,682
Netherlands — 5.2%
Flora Food Management BV, Sr. Scd. Bonds	EUR	6.88	7/2/2029	2,158,000	2,496,329
Merrill Lynch BV, Bank Gtd. Bonds, Ser. DMB1(d)		0.00	2/2/2026	39,836,900	40,314,943
Telefonica Europe BV, Gtd. Notes(c)	EUR	5.75	1/15/2032	1,800,000	2,159,148
					44,970,420
New Zealand — 1.6%
New Zealand Government Bond, Unscd. Bonds, Ser. 531	NZD	1.50	5/15/2031	10,588,000	5,432,348
New Zealand Government Bond, Unscd. Bonds, Ser. 541	NZD	1.75	5/15/2041	11,070,000	4,224,109
New Zealand Local Government Funding Agency Bond, Govt. Gtd. Bonds	NZD	2.25	5/15/2031	8,080,000	4,261,530
					13,917,987

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 33.0% (continued)
South Africa — 2.2%
Republic of South Africa Government Bond, Sr. Unscd. Bonds, Ser. R213	ZAR	7.00	2/28/2031	374,600,000	19,227,170
Switzerland — .1%
Credit Suisse Group AG, Jr. Sub. Notes(c)		5.25	8/11/2027	9,685,000	750,588
Credit Suisse Group AG, Jr. Sub. Notes(c)		7.25	9/12/2025	2,650,000	205,375
					955,963
United Kingdom — 6.0%
Azule Energy Finance PLC, Gtd. Notes		8.13	1/23/2030	1,813,000	1,827,829
British Telecommunications PLC, Gtd. Notes	GBP	6.38	12/3/2055	1,296,000	1,735,893
Edge Finco PLC, Sr. Scd. Notes	GBP	8.13	8/15/2031	1,822,000	2,558,381
HSBC Holdings PLC, Jr. Sub. Notes(c)	EUR	4.75	7/4/2029	7,651,000	8,818,547
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	4,303,000	5,262,497
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	2,204,000	3,214,967
Lloyds Banking Group PLC, Jr. Sub. Notes(c)	GBP	7.50	6/27/2030	1,444,000	1,937,526
Nationwide Building Society, Jr. Sub. Bonds(c)	GBP	7.88	12/20/2031	1,600,000	2,179,740
Nationwide Building Society, Jr. Sub. Notes(c)	GBP	7.50	12/20/2030	1,600,000	2,155,908
United Kingdom Gilt, Bonds	GBP	4.25	9/7/2039	6,797,400	8,345,066
United Kingdom Gilt, Bonds	GBP	4.75	10/22/2043	6,719,094	8,380,510
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	4,088,000	5,076,306
					51,493,170
United States — 7.5%
Ball Corp., Gtd. Notes		2.88	8/15/2030	1,794,000	1,612,843
Beach Acquisition Bidco LLC, Sr. Scd. Bonds	EUR	5.25	7/15/2032	359,000	417,259
Boots Group Finco LP, Sr. Scd. Bonds	EUR	5.38	8/31/2032	218,000	254,976
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(b)		5.50	5/1/2026	2,289,000	2,286,629
Crescent Energy Finance LLC, Gtd. Notes(b)		7.38	1/15/2033	2,629,000	2,517,410
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	2,087,000	2,521,949
U.S. Treasury Inflation Indexed Notes(e),(f)		1.25	4/15/2028	52,254,232	52,156,222
Venture Global LNG, Inc., Sr. Scd. Notes(b)		8.38	6/1/2031	2,574,000	2,664,188
					64,431,476
Total Bonds and Notes (cost $286,952,668)					283,615,175

	Shares
Common Stocks — 40.9%
France — 3.0%
Airbus SE	24,956	5,013,582
BNP Paribas SA	71,394	6,522,875
Hermes International SCA	1,895	4,651,696
Schneider Electric SE	36,329	9,462,938
		25,651,091
Germany — 1.3%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	9,793	6,432,774
Rheinmetall AG	2,211	4,379,002
		10,811,776
Hong Kong — .8%
AIA Group Ltd.	714,400	6,679,868
India — .5%
HDFC Bank Ltd.	196,002	4,515,718
Ireland — .8%
Experian PLC	126,045	6,665,112

Description	Shares	Value ($)
Common Stocks — 40.9% (continued)
Japan — .6%
Mizuho Financial Group, Inc.	161,800	4,808,936
South Korea — .8%
SK Hynix, Inc.	36,614	7,220,889
Spain — .5%
Industria de Diseno Textil SA	92,560	4,426,931
Sweden — .7%
Spotify Technology SA(g)	9,793	6,135,706
Switzerland — 1.3%
Alcon AG	91,612	8,020,630
Nestle SA	32,854	2,875,863
		10,896,493
Taiwan — 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	54,019	13,052,071
United Kingdom — 7.1%
Aon PLC, Cl. A	14,216	5,056,773
AstraZeneca PLC	62,233	9,306,970
BAE Systems PLC	148,275	3,532,582
Barclays PLC	1,399,765	6,863,851
Informa PLC	617,906	7,084,838
Land Securities Group PLC	990,136	7,551,523
London Stock Exchange Group PLC	40,120	4,906,363
Rolls-Royce Holdings PLC	579,366	8,202,298
Unilever PLC	145,315	8,490,674
		60,995,872
United States — 22.0%
Alphabet, Inc., Cl. A	48,333	9,275,103
Amazon.com, Inc.(g)	65,076	15,234,942
CME Group, Inc.	30,327	8,439,398
CMS Energy Corp.	74,553	5,502,011
Comerica, Inc.	49,281	3,329,917
Danaher Corp.	18,638	3,674,668
Deere & Co.	12,952	6,791,640
Dominion Energy, Inc.	81,503	4,763,850
Domino’s Pizza, Inc.	14,847	6,877,279
Freeport-McMoRan, Inc.	112,777	4,538,147
GE Vernova, Inc.	5,686	3,754,409
Hubbell, Inc.	17,375	7,601,215
Ingersoll Rand, Inc.	75,817	6,416,393
Intercontinental Exchange, Inc.	35,381	6,539,470
Johnson & Johnson	54,335	8,951,148
JPMorgan Chase & Co.	33,802	10,013,505
Linde PLC	19,270	8,869,210
Mastercard, Inc., Cl. A	8,845	5,010,427
Meta Platforms, Inc., Cl. A	16,427	12,705,299
Microsoft Corp.	34,749	18,538,592
Netflix, Inc.(g)	6,950	8,057,830
NVIDIA Corp.	84,030	14,946,416

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares	Value ($)
Common Stocks — 40.9% (continued)
United States — 22.0% (continued)
Phillips 66	31,906	3,942,943
The Estee Lauder Companies, Inc., Cl. A	59,074	5,513,967
		189,287,779
Total Common Stocks (cost $283,607,131)		351,148,242

Exchange-Traded Funds — 4.8%
United States — 4.8%
iShares Gold Trust(g),(h)	241,351	14,966,175
iShares Silver Trust(g),(h)	353,038	11,763,226
SPDR Gold Shares(g),(h)	49,405	14,967,739
Total Exchange-Traded Funds (cost $38,435,169)		41,697,140

Description/Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased — .3%
Put Options — .3%
S&P 500 Index, Contracts 294	5,600	12/19/2025	164,640,000	2,049,180
S&P 500 Index, Contracts 295	5,600	9/19/2025	165,200,000	513,300
Total Options Purchased (cost $8,279,610)				2,562,480

Description		Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments — 11.9%
Brazil — 3.4%
Brazil Letras do Tesouro Nacional, Treasury Bills(i)	BRL	13.27	1/1/2030	292,344,000	29,699,927
United States — 8.5%
U.S. Treasury Bills(i)		4.34	11/18/2025	73,940,000	72,992,734
Total Short-Term Investments (cost $101,156,973)					102,692,661

	1-Day Yield (%)	Shares
Investment Companies — 7.7%
Closed-End Investment Companies — 3.8%
Amedeo Air Four Plus Ltd.		1,602,711	1,333,471
Greencoat UK Wind PLC		6,409,435	10,166,009
The BioPharma Credit Fund PLC(f)		13,330,690	11,571,039
The Renewables Infrastructure Group, Ltd.		7,163,244	8,041,117
The Riverstone Credit Opportunities Income PLC Fund		2,092,213	1,569,160
			32,680,796
Registered Investment Companies — 3.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(j)	4.43	33,329,185	33,329,185
Total Investment Companies (cost $75,215,779)			66,009,981

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned — .0%
Registered Investment Companies — .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(j) (cost $35,000)	4.43	35,000	35,000
Total Investments (cost $793,682,330)		98.6%	847,760,679
Cash and Receivables (Net)		1.4%	11,699,236
Net Assets		100.0%	859,459,915

ADR—American Depositary Receipt
AUD—Australian Dollar
BRL—Brazilian Real
EUR—Euro
GBP—British Pound
IDR—Indonesian Rupiah
MXN—Mexican Peso
NZD—New Zealand Dollar
SPDR—Standard & Poor’s Depository Receipt
ZAR—South African Rand

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2025, these securities amounted to $9,654,778 or 1.1% of net assets.

(c)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(d)	Security issued with a zero coupon.
(e)	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
(f)
Security, or portion thereof, on loan. At July 31, 2025, the value of the fund’s securities on loan was $38,158,731 and the value of the collateral was
$41,905,631, consisting of cash collateral of $35,000 and U.S. Government & Agency securities valued at $41,870,631.  In addition, the value of collateral may include pending sales that are also on loan.

(g)	Non-income producing security.
(h)	These securities are wholly-owned by the Subsidiary referenced in Note 1.
(i)	Security is a discount security. Income is recognized through the accretion of discount.
(j)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Euro-Stoxx Bank Index	674	9/19/2025	7,670,996(a)	8,451,242	780,246
Long Gilt	368	9/26/2025	44,153,586(a)	44,789,686	636,100
MSCI Emerging Market Index	149	9/19/2025	9,216,325	9,225,335	9,010
S&P 500 E-Mini	51	9/19/2025	16,000,450	16,254,338	253,888

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)
Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long (continued)
STOXX Europe 600 Index	379	9/19/2025	11,708,844(a)	11,824,955	116,111
Topix Bank Index	130	9/11/2025	3,344,950(a)	3,587,931	242,981
Futures Short
Ultra 10 Year U.S. Treasury Note	740	9/19/2025	83,379,098	83,677,816	(298,718)
Gross Unrealized Appreciation					2,038,336
Gross Unrealized Depreciation					(298,718)

(a)	Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

Options Written
Description/Contracts	Exercise Price	Expiration Date	Notional Amount ($)	Value ($)
Put Options:
S&P 500 Index, Contracts 294	5,100	12/19/2025	149,940,000	(981,666)
Total Options Written (premiums received $2,701,423)				(981,666)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	4,999,060	Swiss Franc	4,058,187	9/12/2025	(24,414)
United States Dollar	5,871,250	Brazilian Real	33,395,555	9/12/2025	(26,721)
United States Dollar	13,032,586	Euro	11,246,069	9/12/2025	161,312
British Pound	1,990,926	United States Dollar	2,716,523	9/12/2025	(86,084)
CIBC World Markets Corp.
United States Dollar	11,603,167	Euro	9,942,950	9/12/2025	223,329
British Pound	3,959,359	United States Dollar	5,298,073	9/12/2025	(66,914)
Citigroup Global Markets, Inc.
United States Dollar	9,953,227	Indonesian Rupiah	162,577,007,213	9/12/2025	84,285
United States Dollar	89,252,404	British Pound	66,040,555	9/12/2025	1,998,714
British Pound	12,236,147	United States Dollar	16,470,978	9/12/2025	(304,412)
J.P. Morgan Securities LLC
United States Dollar	3,714,959	Australian Dollar	5,646,273	9/12/2025	83,414
RBS Securities, Inc.
Euro	3,617,545	United States Dollar	4,216,867	9/12/2025	(76,539)
United States Dollar	15,027,752	Euro	12,899,843	9/12/2025	263,713
United States Dollar	7,942,153	British Pound	5,852,611	9/12/2025	209,603
United States Dollar	2,720,856	South African Rand	49,508,980	9/12/2025	11,198
British Pound	2,088,161	United States Dollar	2,868,191	9/12/2025	(109,284)
United States Dollar	5,549,402	New Zealand Dollar	9,199,723	9/12/2025	121,397
State Street Bank & Trust Company
Australian Dollar	29,544,641	United States Dollar	19,292,532	9/12/2025	(290,142)
Japanese Yen	4,619,451,884	United States Dollar	32,248,743	9/12/2025	(1,466,110)
United States Dollar	27,810,566	Mexican Peso	534,989,069	9/12/2025	(415,268)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank & Trust Company (continued)
United States Dollar	28,795,221	Euro	24,944,353	9/12/2025	246,080
Turkish Lira	258,383,437	United States Dollar	6,045,004	9/12/2025	79,076
United States Dollar	16,633,640	South African Rand	300,546,942	9/12/2025	184,515
United States Dollar	37,263,133	Japanese Yen	5,368,746,164	9/12/2025	1,487,428
Mexican Peso	332,189,285	United States Dollar	17,358,392	9/12/2025	167,797
Swiss Franc	1,874,207	United States Dollar	2,313,487	9/12/2025	6,522
British Pound	23,445,949	United States Dollar	31,841,701	9/12/2025	(864,591)
United States Dollar	30,580,905	British Pound	22,468,431	9/12/2025	895,305
South Korean Won	11,753,841,300	United States Dollar	8,693,670	9/12/2025	(196,896)
United States Dollar	8,828,277	New Zealand Dollar	14,505,400	9/12/2025	269,826
United States Dollar	3,892,106	Indian Rupee	333,709,215	9/12/2025	90,117
United States Dollar	142,587	Swiss Franc	112,724	9/12/2025	3,050
United States Dollar	2,115,024	Brazilian Real	11,997,050	9/12/2025	(3,769)
UBS Securities LLC
United States Dollar	1,980,892	Euro	1,707,283	9/12/2025	26,884
Euro	4,838,271	United States Dollar	5,708,362	9/12/2025	(170,897)
United States Dollar	15,178,944	Australian Dollar	23,119,856	9/12/2025	308,819
Gross Unrealized Appreciation					6,922,384
Gross Unrealized Depreciation					(4,102,041)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - GSVLTYIA at Maturity	USD - FEDL01 4.96% at Maturity	Goldman Sachs & Co. LLC	3/9/2026	41,195,162	937,569
USD - BXIINIM3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	11/24/2025	34,486,023	(2,318,938)
USD - BXIINIF3 at Maturity(a)	USD Maturity Fixed at 0.60%	Barclays Capital, Inc.	12/5/2025	34,517,987	(1,147,218)
USD - GSVISK2S at Maturity	USD Maturity Fixed at 0.00%	Goldman Sachs & Co. LLC	2/23/2026	83,829,886	(5,813,620)
USD - CIEQVHG4 at Maturity(a)	USD 6 Month Fixed at 0.00%	Citigroup Global Markets, Inc.	1/6/2026	34,796,499	457,072
Gross Unrealized Appreciation					1,394,641
Gross Unrealized Depreciation					(9,279,776)

FEDL01—Effective Federal Funds Rate
GSVISK2S—GS Systematic Skew US Series 2S Excess Return Strategy
BXIINIM3—Barclays NIM3 Index
BXIINIF3—Barclays NIF3 Index
CIEQVHG4—Citi High Yield CB Volatility Carry Series 4 Index
GSVLTYIA—GS Treasury Inter-Weekly Volatility Carry
USD—United States Dollar

(a)
Underlying reference is the Index which is a basket of underlying securities listed within the Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (continued)

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional		Index (%)
Barclays BXIINIF3 Index S&P 500 Variance Swap	7/25/2025	8/1/2025	12.13	67,927	USD	100%
Barclays BXIINIM3 Index S&P 500 Variance Swap	7/28/2025	8/4/2025	12.02	115,292	USD	100%

Custom Basket
Underlying	Strike	Expiration Date	Shares	Value ($)	Index (%)
CIEQVHG4
Cash:
USD			(78,132,999)	(78,132,999)	-224.5%
Equity:
iShares iBoxx $ High Yield Corporate Bond ETF			1,452,050	116,715,794	335.4%
Options:
iShares iBoxx $ High Yield Corporate Bond ETF Call	77	8/15/2025	(6,631)	(20,746)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Call	78	8/15/2025	(19,923)	(42,635)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Call	79	8/15/2025	(1,125,001)	(1,327,903)	-3.8%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	8/15/2025	(115,107)	(36,431)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Put	75	8/15/2025	(6,631)	(165)	0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Put	76	8/15/2025	(19,923)	(593)	0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Put	77	8/15/2025	(393,307)	(13,670)	0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Put	78	8/15/2025	(777,568)	(34,584)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	8/15/2025	(69,232)	(5,750)	0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Call	79	9/19/2025	(486,631)	(512,320)	-1.5%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	9/19/2025	(787,721)	(318,439)	-0.9%
iShares iBoxx $ High Yield Corporate Bond ETF Put	77	9/19/2025	(33,185)	(4,346)	0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Put	78	9/19/2025	(603,939)	(104,057)	-0.3%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	9/19/2025	(603,537)	(166,430)	-0.5%
iShares iBoxx $ High Yield Corporate Bond ETF Put	80	9/19/2025	(33,691)	(18,362)	-0.1%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	10/17/2025	(1,150,151)	(516,977)	-1.5%
iShares iBoxx $ High Yield Corporate Bond ETF Put	78	10/17/2025	(12,084)	(3,673)	0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	10/17/2025	(1,138,067)	(504,571)	-1.5%
iShares iBoxx $ High Yield Corporate Bond ETF Call	80	11/21/2025	(124,040)	(75,263)	-0.2%
iShares iBoxx $ High Yield Corporate Bond ETF Put	79	11/21/2025	(124,040)	(79,381)	-0.2%
Total Basket Value				34,796,499
See notes to consolidated statement of investments.

Consolidated Statement of Investments
BNY Mellon Global Real Return Fund
July 31, 2025 (Unaudited)
The following is a summary of the inputs used as of July 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds and Notes	—	128,798,721	—	128,798,721
Equity Securities - Common Stocks	351,148,242	—	—	351,148,242
Exchange-Traded Funds	41,697,140	—	—	41,697,140
Foreign Governmental	—	132,360,159	—	132,360,159
U.S. Treasury Securities	—	125,148,956	—	125,148,956
Investment Companies	66,044,981	—	—	66,044,981
	458,890,363	386,307,836	—	845,198,199
Other Financial Instruments:
Options Purchased	2,562,480	—	—	2,562,480
Futures††	2,038,336	—	—	2,038,336
Forward Foreign Currency Exchange Contracts††	—	6,922,384	—	6,922,384
Swap Agreements††	—	1,394,641	—	1,394,641
	4,600,816	8,317,025	—	12,917,841
Liabilities ($)
Other Financial Instruments:
Options Written	(981,666)	—	—	(981,666)
Futures††	(298,718)	—	—	(298,718)
Forward Foreign Currency Exchange Contracts††	—	(4,102,041)	—	(4,102,041)
Swap Agreements††	—	(9,279,776)	—	(9,279,776)
	(1,280,384)	(13,381,817)	—	(14,662,201)

†	See Consolidated Statement of Investments for additional detailed categorizations, if any.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options, are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
Investments in equity securities and exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.
Pursuant to a securities lending agreement with BNY, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at July 31, 2025 is discussed below.
Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of  Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2025 are set forth in the Consolidated Statement of Investments.
Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk and interest rate risk or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.
As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.
As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at July 31, 2025 are set forth in the Consolidated Statement of Investments.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2025 are set forth in the Consolidated Statement of Investments.
Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.
For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.
Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.
Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at July 31, 2025 are set forth in the Consolidated Statement of Investments.
At July 31, 2025, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $52,472,932, consisting of $95,132,088 gross unrealized appreciation and $42,659,156 gross unrealized depreciation.
At July 31, 2025, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Consolidated Statement of Investments).
Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.